Exhibit 99.1

Workhorse Group Stockholders Approve Share Authorization Proposal

CINCINNATI – September 1, 2023 – Workhorse Group Inc. (Nasdaq: WKHS) (“Workhorse” or “the Company”), an American technology company focused on pioneering the transition to zero emission commercial vehicles, today announced that its stockholders voted to approve the proposal to increase the number of shares of Workhorse common stock at its Special Meeting of Stockholders.

“We appreciate the support of our stockholders, which will enable us to fund Workhorse’s next phase of execution and growth, as we build a bridge to long-term value creation,” said Workhorse CEO Rick Dauch. “We are confident in our focused execution and path forward. We can now move forward with our near- and long-term plans, including advancing product roadmaps, supporting our Aero business and investing in supplier tooling and assembly equipment for our W56 production. We look forward to continuing to engage with our stockholders as we grow our business and create value for our customers and stockholders.”

At the Special Meeting, more than a majority of the outstanding common shares voted in favor of the share authorization proposal. Workhorse will file the final vote results, as certified by the independent Inspector of Election, on a Form 8-K with the U.S. Securities and Exchange Commission.

About Workhorse Group Inc.

Workhorse is a technology company focused on providing ground and air-based electric vehicles to the last-mile delivery sector. As an American original equipment manufacturer, we design and build high performance, battery-electric trucks and drones. Workhorse also develops cloud-based, real-time telematics performance monitoring systems that are fully integrated with our vehicles and enable fleet operators to optimize energy and route efficiency. All Workhorse vehicles are designed to make the movement of people and goods more efficient and less harmful to the environment. For additional information visit workhorse.com.

FORWARD LOOKING STATEMENTS

This communication contains certain forward-looking statements within the meaning of federal securities laws with respect to Workhorse Group Inc. (the “Company”), including statements relating to the amendment of our Articles of Incorporation in Nevada and its potential impact on the Company’s ability to obtain financing, build its offerings of commercial electrical vehicles, expand its aerospace business, and capture additional avenues for growth. Forward-looking statements are predictions, projections, and other statements about future events based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: changes in voting and the actual vote counts on the day of the special meeting; the availability of and need for capital; and the factors, risks and uncertainties regarding the Company’s business described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the Securities and Exchange Commission (the “SEC”) on March 1, 2023, and the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2023, filed with the SEC on May 15, 2023. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and, except as required by law, the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Media Contact:

Aaron Palash / Greg Klassen
Joele Frank, Wilkinson Brimmer Katcher
212-355-4449

Investor Relations Contact:

Matt Glover and Tom Colton
Gateway Investor Relations
949-574-3860
WKHS@gateway-grp.com